SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) [ ] Definitive Proxy Statement
[X]    Definitive  Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-11(c) or Section
       240.14a-12

                    THE MEXICO EQUITY AND INCOME FUND, INC.
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                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

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  (2)  Aggregate number of securities to which transaction applies:

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  (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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  (4)  Proposed maximum aggregate value of transaction:

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  (5)  Total fee paid:

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount Previously Paid:

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  (2)  Form, Schedule or Registration Statement No.:

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  (3)  Filing Party:

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  (4)  Date Filed:

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


                             **SPECIAL ATTENTION**

    YOUR VOTE IS VERY IMPORTANT. YOUR VOTE IS NECESSARY FOR THE FUND TO ACHIEVE A QUORUM TO HOLD THE MEETING. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO STOCKHOLDERS OF THE FUND OF FURTHER SOLICITATIONS, WE ASK THAT YOU PLEASE SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD TODAY.


                     THE MEXICO EQUITY AND INCOME FUND, INC.
                             World Financial Center
                               200 Liberty Street
                            New York, New York 10281
                                 (212) 667-5000


                                            January 4, 2000

DEAR STOCKHOLDERS:

You should have received The Mexico Equity and Income Fund, Inc.'s proxy materials for its 1999 Annual Meeting of Stockholders. As previously announced, the Annual Meeting was originally scheduled for December 3, 1999 and was adjourned on three occasions because the necessary quorum to transact business was not achieved. While the meeting will reconvene at 11:00 a.m. on February 4, 2000 at the offices of CIBC World Markets Corp., 200 Liberty Street, Conference Room E, 40th Floor, New York, New York, a quorum may not be achieved by that time and we may have to adjourn the meeting again. IT IS THEREFORE VERY IMPORTANT THAT WE RECEIVE YOUR VOTE TODAY TO AVOID THE ADDITIONAL EXPENSE TO STOCKHOLDERS OF THE FUND OF FURTHER ADJOURNMENTS AND FURTHER SOLICITATIONS.

We apologize for having to send another letter to stockholders with respect to this matter. We explained in our previous letters to stockholders dated November 19, 1999 and December 9, 1999 why we feel that the Board of Directors' plans for reducing the discount at which the Fund's shares are trading (including a program for substantial share repurchases and a tender offer) are in the best interests of stockholders. The reason we are sending this letter is in response to a Memorandum to Stockholders from Mr. Phillip Goldstein's dated December 11, 1999.

In his Memorandum to Stockholders, Mr. Goldstein claims that stockholders will be able to increase the value of their shares by 25% if they elect Mr. Goldstein as a Director of the Fund and vote for his proposals. Further, Mr. Goldstein states that, if the Fund were converted to an open-end fund, shareholders would realize net asset value for their shares. These statements are misleading. They suggest that open-ending the Fund is simply a matter of voting for Mr. Goldstein and his proposals, while open-ending the Fund would be difficult, time consuming and costly. Further, open-ending the Fund may not be feasible.

In addition, while stockholders would receive net asset value upon open-ending or liquidating the Fund, that net asset value could be diminished, possibly significantly, by the costs incurred in the process and the need for the Fund to dispose of securities, possibly in unfavorable market conditions. The Fund and stockholders also may incur significant tax liabilities.

Thus, although open-ending may enable opportunists to realize some degree of short-term gains, it would also impose significant costs on, and therefore disadvantage, long-term investors in the Fund. In sum, Mr. Goldstein's letter fails to indicate that, if his proposals are approved, stockholders will have an opportunity to realize net asset value only at some uncertain date in the future and that that net asset value will be lower than had this Fund continued to operate as a closed-end fund.

As stated in our proxy statement, the persons named as proxies retain discretion to vote in their best judgment on the stockholder proposals for all proxies submitted to the Fund. These proxies intend to vote against each of Mr. Goldstein's proposals.

YOUR VOTE IS VERY IMPORTANT. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO STOCKHOLDERS OF THE FUND OF FURTHER SOLICITATIONS, WE ASK THAT YOU PLEASE RETURN THE FUND'S WHITE PROXY CARD AS SOON AS POSSIBLE.

ALL YOU NEED TO DO TO AT THIS TIME IS THE FOLLOWING:
        1. SIGN, DATE AND MAIL THE FUND'S WHITE PROXY CARD AS SOON AS POSSIBLE. AN ADDITIONAL WHITE PROXY CARD AND POSTAGE PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
        2. DO NOT SIGN ANY GREEN PROXY CARD YOU MAY RECEIVE FROM MR. GOLDSTEIN.
        3. IF YOU HAVE ALREADY RETURNED MR. GOLDSTEIN'S GREEN PROXY CARD, YOU MAY REVOKE THAT PROXY BY RETURNING A LATER DATED WHITE PROXY CARD TO THE FUND.

Thank you for your continued support of the Fund.


                                                  Respectfully,

                                                  Bryan McKigney
                                                  PRESIDENT AND SECRETARY

                     THE MEXICO EQUITY AND INCOME FUND, INC.
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
                ANNUAL MEETING OF STOCKHOLDERS - DECEMBER 3, 1999

The undersigned stockholder of The Mexico Equity & Income Fund, Inc. (the "Fund") hereby appoints Alan H. Rappaport, Laurence E. Cranch and Carmine E. Angone, and each of them, the proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of CIBC World Markets Corp., 200 Liberty Street, 39th floor, New York, New York 10281, on Friday, December 3, 1999 at 11:00am New York time, and at any and all adjournments thereof according to the number of votes the undersigned would be entitled to cast if personally present.

PROPOSALS (Please check one box for each proposal.)

1. The election of Dr. Luis Rubio as a Class III Director to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 2002.

     [     ] FOR                              [     ] WITHHOLD AUTHORITY
             the nominee listed below                 to vote for the nominee
                                                      listed below

     NOMINEE CLASS III:           Dr. Luis Rubio

2.   The ratification  of  the  selection  of   PricewaterhouseCoopers   LLP  as
independent accountants of the Fund for its fiscal year ending July 31, 2000.

         [     ] FOR       [    ] AGAINST         [     ] ABSTAIN

               THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
                           VOTE FOR PROPOSALS 1 AND 2.

(Continued and to be signed on the other side)

The Shares represented by this proxy will be voted in accordance with instructions given by the stockholders, but if no instructions are given, this proxy will be voted in favor of Proposals 1 and 2. In addition, the Shares represented by this proxy will be voted on any other matter that may come before the Meeting in accordance with the discretion of the proxies appointed hereby. The undersigned hereby revokes any and all proxies with respect to such shares heretofor given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated November 3, 1999.

Dated ______________, 1999


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Signature

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Signature if held jointly

If shares are held jointly, each Shareholder named should sign. If only one signs, his or her signature will be binding. If the Shareholder is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the Shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner."

SIGN, DATE AND MAIL YOUR PROXY TODAY